SHARE EXCHANGE AND CONVERSION AGREEMENT

This Share Exchange and Conversion Agreement (the "Agreement"), is made as of October 24, 2024 by and between GSFI Rome LLC, a Wyoming limited liability company having its principal address at 8549 Wilshire Blvd., Suite 1216, Beverly Hills, CA 90211 ("GSFI") and a wholly owned subsidiary of Green Stream Finance Inc., a Wyoming corporation ("Green Stream"), on the one hand, and Blue Chip Capital Group, Inc., a public Wyoming corporation having its principal address at 269 South Beverly Drive, Suite 373, Beverly Hills, CA 90212 (the "Company"), on the other hand. GSFI, Green Stream and the Company may be referred to individually, as a "Party" and collectively, as the "Parties."

R E C I T A L S

WHEREAS, the Company is a public company with a registration statement declared effective by the United States Securities and Exchange Commission ("SEC") on December 1, 2023 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), registering its securities, comprised of 10,000,000 Units at an offering price of $2.00 per Unit, each Unit consisting of: (i) one (1) share of common stock, par value $0.0001 ("Common Stock"); and (ii) one (1) Common Stock Purchase Warrant exercisable to purchase one (1) additional share of Common Stock for a period of five (5) years at an exercise price of $2.50, for the total raise of $20,000,000; and

WHEREAS, the Company's Board of Directors, with director James C. DiPrima abstaining, ratified and approved the Agreement on October 30, 2024 (the "Effective Date"); and

WHEREAS, the Parties understand and acknowledge that: (i) James C. DiPrima is the Interim Chief Executive Officer and a member of the Board of Directors of the Company but is neither a control person nor a principal shareholder of the Company; (ii) James C. DiPrima is a control person of Green Stream, as its President and a principal stockholder, and its subsidiary, GSFI, as its Managing Partner, and, as a result of any perceived conflict of interest, which the Company, Green Stream GSFI and Mr. DiPrima expressly deny; and (iii) Mr. DiPrima abstained from voting as a member of the Company's Board of Directors in favor of the ratification and approval of this Share Exchange and Conversion Agreement; and

WHEREAS, the Company has filed reports with the SEC under the Securities Exchange Act of 1934 (the "Exchange Act"); and

WHEREAS, the Company is in the process of filing through a registered broker-dealer a Form 15c2-11 for the purpose of securing a trading symbol for its Common Stock; and

WHEREAS, the Company has entered into this Agreement with GSFI and Green Stream for the purpose of offering shares of the Company's Common Stock in an amount to be determined to GSFI in exchange for 100% of the capital stock of GSFI, for distribution pursuant to a new registration statement under the Act ("New Registration Statement") for the benefit of the Company, GSFI and the holders of all securities, rights to securities, promissory notes, warrants, and any and all rights of Green Stream (collectively, the "Green Stream Securities") held by the holders (collectively, the "Green Stream Holders").

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

SECTION I. EXCHANGE AND CONVERSION

1.1 Acknowledgement of Recital Paragraphs. The Parties acknowledge and affirm that the aforementioned Recital Paragraphs are material and enforceable terms of this Agreement.

1.2 Agreement to Exchange and Convert. It is understood and agreed by and between the Parties that as of a date within sixty (60) business days of receipt of by the Company of the GSFI Disclosure, the Green Stream Securities held by the Green Stream Holders, as evidenced on the signature page(s) hereto, shall be automatically (without any further actions on the part of the Green Stream Holder)

converted into the number of shares of the Company's Common Stock issuable to the agreeing Green Stream Holder in connection with such conversion (the "Conversion Shares").

1.3 The Green Stream Holders electing to exchange and convert their respective Green Stream Securities into shares of the Company's Common Stock will be included in the New Registration Statement as selling security holders pursuant to the terms and conditions of this Agreement.

1.4 The shares of the Company's Common Stock will only be issued to those Green Stream Holders who elect to exchange their respective Green Stream Securities for the shares of the Company's Common Stock (sometimes referred to as the "Conversion Shares") to be registered in the new Registration Statement.

1.5 The filing of the New Registration Statement will be subject to certain conditions precedent including, but not limited to, completion and delivery to the Company of an audit of the financial statements of GSFI and other due diligence disclosure regarding GSFI in accordance with GAAP and as required by the SEC under the Act and the rules and regulation of the SEC (the "GSFI Disclosure").The undersigned Green Stream Holders may convert the Green Stream Securities set forth on the signature page(s) hereto into a number of shares of the Company's Common Stock or Conversion Shares to be mutually determined by the Company and GSFI within sixty (60) business days of the Company's receipt of the GSFI Disclosure.

1.6 Cashless Conversion. This Agreement shall result in and constitute cashless conversion for the purposes of Rule 144 promulgated by the SEC under the Act.

1.7 No Fractional Shares. No fractional shares of Common Stock shall be issued upon the conversion herein. As to any fraction of a share of common stock which the Subscriber would otherwise be entitled to obtain upon the conversion herein, the Company shall round the number to the nearest whole share of Common Stock.

1.8 Restricted Securities.

1.8.1 The Conversion Shares to be issued hereunder have not been registered with the SEC, or with the securities regulatory authority of any state and as a result, the Conversion Shares are subject to restrictions on transferability and resale and may not be transferred assigned or resold except as permitted under the Act, and the applicable state securities laws, pursuant to registration thereunder or an exemption therefrom.

1.8.2 The Subscriber hereby understands, acknowledges and agrees that the Conversion Shares issuable upon conversion of the Green Stream Securities hereby shall constitute "restricted securities" within the meaning of the Act and may only be disposed of in compliance with state and federal securities laws.

1.8.3 Notwithstanding the foregoing, the Company represents and warrants to the Green Stream Holders that within one hundred twenty (120) days of receipt of the complete GSFI Disclosure, it shall file the New Registration Statement with the SEC for the purpose of registering a number of the Conversion Shares, subject to a leak out agreement to be negotiated in good faith by and between the Company and GSFI (the "Leak-Out Agreement").

SECTION II. WAIVER AND RELEASE

2.1 Amounts Repaid in Full. For and in consideration of the issuance of the Conversion Shares to those electing Green Stream Holders, any and all amount of debt owed by Green Stream evidenced by such Green Stream Holders, when fully converted and exchanged for the Conversion Shares, shall be deemed to be repaid in full, and neither Green Stream, GSFI nor the Company shall have any further obligations in connection with the converted and exchanged debt formerly owed by Green Stream.

2.2 Waiver and Release. The Green Stream Holders electing to exchange and convert their Green Stream Securities, on behalf of himself/herself/itself, and each of such Green Stream Holder's successors, assigns, representatives and agents (collectively, the "Releasing Green Stream Parties"), hereby covenant not to sue and fully, finally and forever completely release the Green Stream, GSFI and the Company, and their present, future, and former officers, directors, stockholders, members, employees, agents, attorneys and representatives (collectively, the "Released Parties") of and from any and all claims, actions, obligations,

liabilities, demands and/or causes of action, of whatever kind or character, whether now known or unknown, which the Releasing Green Stream Parties have or might claim to have against the Released Parties for any and all financial injuries, harm, damages (actual and punitive), costs, losses, expenses, attorneys' fees and/or liability or other detriment, if any, whenever incurred or suffered by the Releasing Green Stream Parties arising from, relating to, or in any way connected with, any fact, event, transaction, action or omission that occurred or failed to occur with respect to the respective Green Stream Securities formerly owned by said Green Stream Holders.

2.3 Specific Performance. Each Party to this Agreement acknowledges and agrees that any breach by any of them of this Agreement may cause another Party irreparable harm which may not be adequately compensable by money damages. Accordingly, in the event of a breach or threatened breach by a Party of any provision of this Agreement, each other Party shall be entitled to seek the remedies of specific performance, injunction or other preliminary or equitable relief, without having to prove irreparable harm or actual damages. The foregoing right shall be in addition to such other rights or remedies as may be available to any Party for such breach or threatened breach, including but not limited to the recovery of money damages.

SECTION III. MISCELLANEOUS

3.1 Fees and Expenses. Each Party shall pay its own fees and expenses and the fees and expenses of its advisers, counsel, accountants, and other experts, if any, and all other expenses incurred by such Party incident to the negotiation, preparation, execution, delivery, and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes, if any, and other taxes and duties levied in connection with the issuance and delivery in book entry form of the Conversion Shares of the electing Green Stream Holders.

3.2 Entire Agreement. This Agreement, together with the exhibits thereto, contain the entire understanding of the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the Parties acknowledge have been merged into such documents and exhibits.

3.3 Notices.

Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via e-mail or facsimile at the email address set forth on the signature pages attached hereto on a day that is not a business day or later than 5:30 p.m. (New York City time) on any business day, (c) the second (2nd) business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given.

Addresses for Notices:

Green Stream Holdings Inc.
22809 Pacific Coast Highway
Malibu, CA, 90265
Email: greenstreamfinanceinc@gmail.com

GSFI Rome LLC
8549 Wilshire Blvd., Suite 1216
Beverly Hills, CA 90211

Blue Chip Capital Group, Inc.
269 South Beverly Drive, Suite 373
Beverly Hills, CA 90212
Email: contact@bluechipcg.com

3.4 Amendments; Waivers. This Agreement shall not be amended, and no provision of this Agreement may be waived, except upon written consent of the Parties.

3.5 No Short Sales. For as long as the Green Stream Holder, after conversion and exchange of his/hers/its Green Stream Securities, shall hold the Company's Conversion Shares or any other security or capital stock the Company, neither such former Green Stream Holder nor any of its Affiliates nor any entity managed or controlled by such person will, directly or indirectly, or cause or assist any person to (i) enter into any short sale or (ii) trade-in derivative securities to the same effect. For the purposes of this Agreement, "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person, as such terms are used in and construed under Rule 405 under the Act. "Short Sales" means all "short sales" as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock). "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint-stock company, government (or an agency or subdivision thereof) or other entity of any kind.

3.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Neither party may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other parties.

3.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

3.8 Governing Law. All questions concerning the construction, validity, enforcement, and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, stockholders, partners, stockholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the provisions of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

3.9 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

3.10 <u>Severability.</u> If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants, and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

3.11 <u>Saturdays, Sundays, Holidays, etc.</u> If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a business day, then such action may be taken or such right may be exercised on the next succeeding business day.

3.12 <u>Construction.</u> The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments thereto.

3.13 <u>Titles and Headings.</u> The titles, captions, and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to "sections" and "exhibits" will mean "sections" and "exhibits" to this Agreement.

3.14. <u>Waiver of Jury Trial.</u>

IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY, AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

[-Signature Pages to Follow-]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of the Green Stream Holder:	
SSN or EIN of Green Stream Holder:	
Signature of Authorized Signatory of the Green Stream Holder:	
Name of Authorized Signatory:	
Title of Authorized Signatory:	
E-mail Address of the Green Stream Holder:	
Address for notices to Green Stream Holder:	
Address for Delivery (if not same as address for notices):	
Green Stream Securities being exchanged and converted:	
Number of Conversion Shares:	TBD

[-Signature Page For Green Stream, GSFI and the Company Follows-]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

GREEN STREAM HOLDINGS INC.

/s/: *James C. DiPrima*
Name: James C. DiPrima
Title: President

GSFI ROME LLC

/s/: *James C. DiPrima*
Name: James C. DiPrima
Title: Managing Partner

BLUE CHIP CAPITAL GROUP, INC.

/s/: *Joseph Richard Moran*
Name: Joseph Richard Moran
Title: Chief Operating Officer